EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mauricio Beltran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, ESL Teachers Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ESL Teachers Inc.

Date: February 16, 2010


                     /s/ Mauricio Beltran
                     -----------------------------------------------------------
                     Mauricio Beltran
                     President, Chief Operating Officer, Chief Financial Officer and Director
                     (Principal Executive Officer, Principal Accounting Officer)



A signed original of this written statement required by Section 906 has been provided to ESL Teachers Inc. and will be retained by ESL Teachers Inc. and furnished to the Securities and Exchange Commission or its staff upon request.